John Hancock Funds, LLC
601 Congress Street
Boston, Massachusetts 02210-2805
www.jhfunds.com

August 25, 2009
Dear John Hancock Health Sciences Fund Shareholder:
We recently mailed you proxy materials relating to a proposal to reorganize and merge John Hancock Health Sciences Fund into John Hancock Rainier Growth Fund. This proposal will be voted on at a Special Meeting of Shareholders of the John Hancock Health Sciences Fund scheduled for September 25, 2009. As of the date of this letter we have not received your vote.
We need your vote. For reasons set forth in the proxy materials previously mailed to you, the Health Science Fund’s Board of Trustees, after careful consideration, has approved the reorganization and merger of Health Sciences Fund into Rainier Growth Fund. The Board believes the proposal is in the best interest of the shareholders and unanimously recommends that you vote in favor.
Your vote is required to complete the merger!
The proxy materials we previously sent include information on several considerable advantages that may result from passage of this proposal. The reorganization will result in lower net annual operating expenses across all share classes, although certain classes will have higher gross expenses. Furthermore, Rainier Growth Fund has achieved stronger performance results as of December 31, 2008 than Health Sciences Fund three out of the last five years, although Health Sciences Fund’s one- and five-year average annual total returns have been higher. Finally, shareholders will gain access to Rainier Growth’s investment process and the growth investing expertise of Rainier Investment Management, Inc.
YOUR VOTE IS IMPORTANT!
No matter how large or small your fund holdings are, your vote is extremely important and makes a difference. I encourage you to exercise your right as a shareholder to participate in your fund’s governance by reviewing the proxy statement and then casting your vote promptly by calling toll-free (1-866-241-6192), going to our Web site (www.jhfunds.com/proxy) or mailing your signed proxy card.
Thank you for your active participation in this important matter involving your fund.
Sincerely,
/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer
John Hancock Funds, LLC, 601 Congress Street, Boston, MA 02210-2805, Member FINRA | SIPC
John Hancock Advisers, LLC • John Hancock Signature Services • MFC Global Investment Management (U.S.), LLC including its division Sovereign Asset Management
28PLTR 8/09